CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/2005

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  All of the mortgage loans provide payments of principal in the first month following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	833
Total Outstanding Loan Balance	$34,881,216*	Min	Max
Average Loan Current Balance	$41,874	$9,986	$159,916
Weighted Average Original CLTV	99.3%
Weighted Average Coupon	10.36%	7.00%	12.88%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.36%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	646
Weighted Average Age (Months)	2
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$35,000,000] of the total [$1,000,000,100] deal collateral will consist of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
6.51 - 7.00	1	49,153	0.1	7	99.8	775
7.01 - 7.50	1	30,876	0.1	7.38	95	712
7.51 - 8.00	3	171,279	0.5	7.75	99.4	762
8.01 - 8.50	22	370,844	1.1	8.4	99.9	620
8.51 - 9.00	17	756,798	2.2	8.9	99.3	685
9.01 - 9.50	76	3,728,344	10.7	9.36	99.6	669
9.51 - 10.00	230	10,083,287	28.9	9.92	99.1	655
10.01 - 10.50	156	6,076,670	17.4	10.36	99.8	650
10.51 - 11.00	163	7,354,121	21.1	10.82	99.8	635
11.01 - 11.50	103	4,238,960	12.2	11.29	99.2	623
11.51 - 12.00	41	1,422,734	4.1	11.81	96.7	620
12.01 - 12.50	16	516,686	1.5	12.33	96.7	598
12.51 - 12.88	4	81,462	0.2	12.77	99.4	626
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
519 - 525	1	119,931	0.3	12	72.9	519
526 - 550	3	275,433	0.8	11.38	85.3	534
551 - 575	4	148,772	0.4	11.32	81.4	571
576 - 600	96	2,946,207	8.4	11.03	99.9	589
601 - 625	205	7,818,937	22.4	10.57	99.3	613
626 - 650	213	8,396,341	24.1	10.35	99.8	638
651 - 675	162	7,837,817	22.5	10.15	99.6	662
676 - 700	84	3,927,474	11.3	10.23	99.5	686
701 - 725	40	2,165,258	6.2	9.79	99.3	712
726 - 750	15	723,719	2.1	10.22	99.9	738
751 - 775	5	278,283	0.8	9.19	100	763
776 - 800	4	216,876	0.6	8.91	99.5	793
801 - 805	1	26,167	0.1	8.38	100	805
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,986 - 50,000	620	17,801,767	51	10.38	99.5	641
50,001 - 100,000	169	11,857,644	34	10.3	99.2	654
100,001 - 150,000	41	4,749,423	13.6	10.47	98.8	643
150,001 - 159,916	3	472,383	1.4	9.81	100	676
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Original CLTV (%)	Loans	Balance	Balance	%	%	FICO
50.860 - 55.000	2	104,831	0.3	10	52.2	582
55.001 - 60.000	1	67,954	0.2	11.25	60	568
70.001 - 75.000	1	119,931	0.3	12	72.9	519
75.001 - 80.000	1	79,890	0.2	9.7	76.1	601
80.001 - 85.000	1	19,982	0.1	10	82.3	654
85.001 - 90.000	6	251,076	0.7	11.67	89.9	579
90.001 - 95.000	40	1,404,588	4	10.23	94.7	669
95.001 - 100.000	781	32,832,964	94.1	10.35	100	647
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	397	13,999,372	40.1	10.45	99.5	643
1.00	40	2,186,302	6.3	10.46	97.2	632
2.00	304	14,946,733	42.9	10.31	99.8	651
3.00	91	3,676,642	10.5	10.16	97.7	648
5.00	1	72,167	0.2	9.8	100	664
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	498	17,533,926	50.3	10.38	99.1	625
Reduced	133	5,747,325	16.5	10.55	98.9	676
Stated Income / Stated Assets	202	11,599,965	33.3	10.24	99.8	663
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	825	34,558,218	99.1	10.36	99.3	646
Second Home	2	67,565	0.2	10.15	96.9	693
Investor	6	255,433	0.7	10.56	96.2	689
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	135	9,861,224	28.3	10.18	98.8	659
Florida	78	3,192,899	9.2	10.46	99.4	643
Texas	86	2,483,607	7.1	10.22	99.8	649
New York	22	1,502,579	4.3	10.82	100	644
Illinois	34	1,393,810	4	10.47	98.5	635
Arizona	35	1,295,217	3.7	10.4	99.6	638
Georgia	34	1,279,461	3.7	10.63	99.8	624
Nevada	18	1,021,590	2.9	10.47	97.4	658
Massachusetts	14	979,369	2.8	10.43	100	633
Washington	24	965,984	2.8	9.97	99.6	667
Oregon	23	881,554	2.5	10.54	99.2	652
Virginia	22	807,276	2.3	10.57	99.8	629
Connecticut	14	724,646	2.1	10.61	99.4	634
New Jersey	12	654,012	1.9	10.61	100	622
North Carolina	24	651,894	1.9	10.56	99.2	641
Other	258	7,186,094	20.6	10.34	99.6	640
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	669	27,786,309	79.7	10.31	99.8	651
Refinance - Rate Term	22	965,571	2.8	10.49	97.8	643
Refinance - Cashout	142	6,129,336	17.6	10.54	97.1	627
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed - Balloon 15/30	409	17,081,526	49	10.34	99.5	663
Fixed Rate	424	17,799,690	51	10.38	99.1	630
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	695	28,036,911	80.4	10.36	99.4	646
Condo	62	2,507,843	7.2	10.43	99.3	641
2 Family	31	2,214,087	6.3	10.24	98.7	643
PUD	36	1,548,186	4.4	10.22	98.1	648
3-4 Family	9	574,190	1.6	11.02	99.4	673
Total:	833	34,881,216	100	10.36	99.3	646

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	833	34,881,216	100	10.36	99.3	646
Total:	833	34,881,216	100	10.36	99.3	646